Thornburg Mortgage®

Simply Exceptional

TMA

LISTED

NYSE

FBR Capital Markets March 2008 Exhibit 99.1

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the federal securities laws.  These forward-
looking statements are based on current expectations, estimates and projections, and are not guarantees of future performance, events or results.
Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of ARM securities and loans for acquisition and other risk factors discussed in the company’s SEC reports, including its most recent annual report on Form 10-K.
The company does not undertake to update, revise or correct any of the forward-looking information.

Transaction Summary
Security Senior Subordinated Secured Notes and Prepaid Cash Settlement Agreement
Investment Amount $1,350,000,000
Timing Week of March 24, 2008
Interest 18%, payable in cash semi-annually in arrears
Interest Rate Change Interest payable on the Notes will decrease to 12% per annum upon the occurrence of the
Triggering Event and the issuance of the Additional Warrants
Triggering Event Shareholder approval to increase authorized shares
90% tender of outstanding preferred shares
Detachable Warrants Intended for the purchase of up to 48% of the fully-diluted shares of common stock, par value
$0.01 per share, increasing to 90% upon approval of authorized shares
Ranking Subordinated in right of payment to all existing senior debt of the Issuer and are senior in right of payment to all existing and future subordinated debt of the Issuer
Maturity March 31, 2015
Collateral Secured by as senior-a-lien on any available assets of the Issuer and its subsidiaries
Lead Investor MatlinPatterson Global Opportunities Partners III L.P. - $450,000,000
Placement Agent & Financial Advisor FBR Capital Markets
Financial Advisor UBS Investment Bank
Use of Proceeds Provide cash to meet margin calls on existing reverse repurchase agreements, make deficiency payments on terminated lines and to enhance existing liquidity resources

Company Update
At March 6, 2008, the Company had outstanding margin calls of $610 million
Effective on March 19, 2008, Thornburg Mortgage entered into an
Override Agreement with its lender group to revise repo credit terms and stabilize its financing position
On March 25, 2008, Thornburg Mortgage announces a $1.35 billion transaction including Senior Subordinated Secured Notes and a
Prepaid Cash Settlement Agreement

Transaction Overview

$1.35 billion in capital being raised
–
$1.15 billion Senior Subordinated Secured Notes for a cash price of $1.05 billion
–
$100 million to purchase a Prepaid Cash Settlement Account relating to the repo book
–
$200 million of additional Senior Subordinated Secured Notes for a cash price of $200 to fund the preferred tender
Transaction structure has significant protection for new investors

Prepaid Cash Settlement Agreement

Represents 100% of the cash flow from return of principal in the repo book less repo financing
Principal deferral for 364 days pursuant to the Override Agreement
Will be redeemed by the company and cease to have effect in exchange for the Additional
Warrants upon satisfying the Triggering Event conditions
Potential value of $2.2 billion (difference between par value and repo financing)

Investment Considerations

MatlinPatterson committed to $450 million and seeking co-investors
Upon raising the capital, no further contingencies to be able to implement transaction
The Company will cease paying dividends on all outstanding shares of its preferred stock
If the transaction does not close this week, repo interim override agreement expires on March
27, 2008
Premier mortgage platform recapitalized with debt protection for investors as well as equity upside
Ongoing partnership with five banks that understand the quality of the underlying assets
– Repo book with 364-day no liquidity event
– Attractive financing at LIBOR + 35 bps

Override Agreement
Executed 364-day agreement with the following reverse repo counterparties:
Bear Stearns               Citigroup               Credit Suisse RBS Greenwich Capital               UBS
Together, these parties will represent 100% of all reverse repos outstanding
The Override Agreement supersedes all reverse repos and swap agreements in place with these parties
– Provides for a one year term and standstill by the lenders
– Payments under this agreement satisfy reduced margin calls
– Eliminates additional margin/capital call rights of repo counterparties
– Fixed Haircut Levels: set at 7.0% on prime AAA’s, 10.0% on Alt-A AAA’s, 15.0% on AA-rated collateral, and other levels for lower-rated bonds
– Fixed Financing Spread: reverse repo at one-month LIBOR plus 35 bps
As part of the Override Agreement, the Company will maintain a Liquidity Fund of $350 million, of which 5% of the outstanding repo borrowings subject to the agreement must be invested in:
– Cash, treasury securities, and agency pass-through securities, and
– Up to $200 million in new issue securitizations backed by Thornburg-originated mortgages
– Also used to meet obligations resulting from downgrades in assets collateralizing Thornburg
Mortgage’s reverse repos

Override Agreement (cont’d.)
Additional Thornburg Mortgage Requirements
Capital Raise: must raise net proceeds of $948 million in new capital
Warrant Grant: Lenders receive 47 million warrants with exercise price of $0.01
Limit on New Leverage: Company may not enter into new repurchase, securities lending, or ISDA master agreements
Use of P&I for Pay-downs: 100% of principal repayments and 20% of interest received from collateral to be used to pay down repo balances (30% of interest if monthly pay-down targets not met)
Common Dividend: suspended for one year, except as necessary to meet REIT requirements
Preferred Dividend: will be suspended if Company fails to maintain the Liquidity
Fund
Incentive Fee Deferral: TMA agrees to defer all incentive payments to its Manager during the term of the agreement; cash otherwise payable to the manager will be paid to the lenders to pay down outstanding balances
Other Counterparties: Company terminates all other repo financing within 60 days

Pro Forma Balance Sheet

* Source: Company projections.  Adjustments to the pro-forma balance sheet are non-GAAP figures. Figures have not been reviewed or audited by the Company’s independent accounting firm.
Merrill CP Paydown / Capital Pro-Forma
Restated 10-KA Est 3/24/2008 Transaction Restr Cash Raise Transaction
ARM Assets
Repo Book - FACE 13,488,904             8,618,447               (646,672)                  (334,578)                  350,000                   7,987,197
Repo Book - Carrying Value 12,895,392             6,916,924               (696,043)                  (275,825)                  350,000                   6,295,055
   Less - Repo Loans 11,547,354             6,750,775               (666,861)                  (249,915)                  (341,000)                  5,492,999
Net Repo Book - FACE 1,941,550               1,867,671               20,190                     (84,663)                    691,000                   2,494,198
Net Repo Book - Carrying Value 1,348,038               166,148                   (29,182)                    (25,910)                    691,000                   802,056
CMD Book 21,739,789             23,049,562             -                           23,049,562
   Less - Collateralized Mortgage Debt 21,246,086             22,697,179             -                           22,697,179
Net CMD Assets 493,703                   352,383                   -                           352,383
ARM Loans held for Securitization, net (loan) 549,359                   75,053                     75,053
NET ARM Assets 2,391,100               593,584                   (29,182)                    (25,910)                    691,000                   1,229,492
NOTE:  Total ARM Assets 35,184,540             30,041,539             (696,043)                  (275,825)                  29,419,671
Note:  Total ARM financing 32,793,440             29,447,955             (666,861)                  28,190,179
Cash & Equivalents 149,109                   44,279                     211,000                   255,279
Liquidity Reserve -                           -                           -
Restricted Cash (Repo Collateral) 538,505                   682,450                   (249,915)                  188,000                   620,535
Hedging Instruments 17,523                     4,188                       4,188
Accrued Interest Receivable 190,484                   189,267                   189,267
Other Assets 192,200                   171,784                   60,000                     231,784
TOTAL ASSETS 3,478,921               1,685,552               (29,182)                    (275,825)                 1,150,000               2,530,545
NOTE:  Total Assets GAAP 36,272,361             31,133,506             30,720,723
Asset-backed CP 400,000                   300,000                   (300,000)                  -
Whole Loan Financing Facility 453,500                   49,495                     49,495
Senior Notes 305,000                   305,000                   305,000
Subordinated Notes 240,000                   240,000                   240,000
NEW:  Straight Debt -                           -                           1,350,000               1,350,000
Hedging Instruments 123,936                   157,173                   157,173
Accrued Interest Payable 90,260                     83,092                     83,092
Dividend Payable 47,330                     6,579                       6,579
Accrued Expenses 59,161                     138,693                   21,000                     159,693
TOTAL LIABILITIES 1,719,187               1,280,033               21,000                     (300,000)                 1,350,000               2,351,033
NOTE:  Total Liabilities GAAP 34,512,627             30,727,987             1,350,000               30,541,211
SHAREHOLDERS EQUITY
Preferred Stock (Liquidation) 832,485                   1,001,589               (1,001,589)              -
Common Stock 927,249                   (596,070)                  (50,182)                    24,175                     801,589                   179,512
BV per Share 6.63 $                      (3.48) $                     0.08 $
Shares outstanding 139,936                   171,531                   47,000                     2,081,372               2,299,903

Thornburg Mortgage
Simply Exceptional

* Source: Company projections. "Sum of repo proceeds" of $6.083 billion does not include $250 million anticipated paydown from utilization of restricted cash or $341 million anticipated paydown from capital raise, as contemplated on previous page. Figures have not been reviewed or audited by the Company's independent accounting firm.

ARM Repo Collateral Performance

Data
Collateral Type Credit Enhancement
Type
Rating and
Collateral
Current Face % Current
Face
Repo Proceeds Dealer Market
Value
Wavg Price WAvg Deal
Closing Year
Wavg Original
Credit
Enhancement %
Wavg Current
Credit
Enhancement %
Wavg 60+ Days
Delinquency %
Wavg Duration
%
Wavg Collateral
FICO
Wavg Collateral
LTV
Agency 1) Agency 1) Agency 323,173,972            4.05% 188,152,768            316,304,368            97.87              2003 -                       -                       -                       0.2                     718                      76.6
1) Agency Total 323,173,972            4.05% 188,152,768            316,304,368            97.87              2003 -                       -                       -                       0.2                     718                      76.6
Agency Total 323,173,972            4.05% 188,152,768            316,304,368            97.87              2003 -                       -                       -                       0.2                    718                      76.6
Alt-A 2) Super Senior 2) AAA Alt-A 1,733,139,287         21.70% 1,392,999,633         1,475,731,405         85.15              2006 20.5                     17.4                     7.2                       2.4                     712                      73.9
2) Super Senior Total 1,733,139,287         21.70% 1,392,999,633         1,475,731,405         85.15              2006 20.5                     17.4                     7.2                       2.4                     712                      73.9
3) Standard 2) AAA Alt-A 955,844,006            11.97% 1,067,013,126         767,955,735            80.34              2005 5.4                       11.1                     12.8                     0.8                     709                      71.5
3) Standard Total 955,844,006            11.97% 1,067,013,126         767,955,735            80.34              2005 5.4                       11.1                     12.8                     0.8                     709                      71.5
4) Mezz 2) AAA Alt-A 132,390,506            1.66% 93,995,037              86,304,997              65.19              2005 7.0                       11.5                     6.4                       2.0                     714                      73.4
4) Mezz Total 132,390,506            1.66% 93,995,037              86,304,997              65.19              2005 7.0                       11.5                     6.4                       2.0                     714                      73.4
Alt-A Total 2,821,373,799         35.32% 2,554,007,796         2,329,992,137         82.58              2006 14.8                    15.0                    9.1                       1.9                    711                      73.0
Prime 2) Super Senior 2) AAA Prime 733,588,857            9.18% 544,566,879            657,561,489            89.64              2006 10.6                     13.1                     5.5                       2.2                     732                      60.4
2) Super Senior Total 733,588,857            9.18% 544,566,879            657,561,489            89.64              2006 10.6                     13.1                     5.5                       2.2                     732                      60.4
3) Standard 2) AAA Prime 1,462,096,981         18.31% 1,255,073,060         1,297,957,752         88.77              2003 3.1                       5.3                       1.5                       2.4                     742                      66.6
3) Standard Total 1,462,096,981         18.31% 1,255,073,060         1,297,957,752         88.77              2003 3.1                       5.3                       1.5                       2.4                     742                      66.6
4) Mezz 2) AAA Prime 700,408,146            8.77% 553,985,124            597,578,090            85.32              2007 7.0                       7.6                       2.9                       2.0                     733                      69.8
4) Mezz Total 700,408,146            8.77% 553,985,124            597,578,090            85.32              2007 7.0                       7.6                       2.9                       2.0                     733                      69.8
5) Sub 3) AA 955,581,644            11.96% 627,307,507            657,595,607            68.82              2005 2.1                       3.0                       1.2                       2.1                     741                      68.0
4) A 432,599,538            5.42% 220,079,730            279,575,842            64.63              2005 1.2                       1.8                       1.3                       1.9                     742                      67.8
5) BBB 249,500,127            3.12% 89,628,035              136,292,857            54.63              2005 0.8                       1.2                       1.6                       2.0                     742                      67.4
6) BB 118,781,861            1.49% 30,447,790              59,088,836              49.75              2004 0.6                       0.9                       1.5                       2.1                     742                      66.9
7) B 94,802,237              1.19% 13,614,333              32,431,110              34.21              2004 0.4                       0.6                       3.0                       1.9                     739                      66.8
8) CCC 6,506,074                0.08% 353,000                    1,178,863                18.12              2006 0.5                       1.1                       19.0                     0.0                     710                      67.8
9) NR 88,694,930              1.11% 6,697,731                17,071,901              19.25              2004 -                       -                       1.3                       2.1                     743                      66.4
5) Sub Total 1,946,466,410         24.37% 988,128,126            1,183,235,016         60.79              2005 1.5                       2.1                       1.4                       2.0                     742                      67.7
Prime Total 4,842,560,394         60.63% 3,341,753,190         3,736,332,346         77.16              2004 4.1                       5.5                       2.3                       2.2                    739                      66.5
Grand Total 7,987,108,165         100.00% 6,083,913,754         6,382,628,851         79.91              2005 7.7                       8.6                       4.6                       2.0                    728                      68.9

Sources & Uses
Sources:
Proceeds from offering $1,350 billion
Uses:
Margin Calls & Auction Swaps $530 million
Liquidity Fund $350 million
Preferred Tender $200 million
Deficiencies to be Satisfied $50 - $60 million
Transaction Fees $60 million
Total uses $1,190 – 1,200 million
Working Capital $150 - 160 million

Solid Fundamentals in an Unstable Market…
Excellent credit quality portfolio
Portfolio duration of greater than 8 months allows us to benefit from falling financing rates
Reduced competition among third party sourced loan
originators improves mortgage lending profitability
…Leads to great mortgage origination opportunities

Opportunity
Investors participate in full equity upside as market conditions improve
– Substantial recoveries between par value and current market price
– Additional upside as the stock trades with franchise value or a normalized dividend yield
TMA well positioned to take advantage of market conditions and limited competition
Existing portfolio shows no meaningful credit quality deterioration
Override Agreement eliminates margin call risk on entire portfolio for next year
– Stability in the core business platform
– Majority of portfolio financed via CMD’s, not subject to margin calls
– Future business contingent on issuance of CMD’s
– Scheduled reductions to repo balances provides for continued de-leveraging
Substantial liquidity going forward
– Liquidity Fund and other covenants protect new investors as well as lenders
– Excess portfolio interest income provides for known expenses (primarily interest payment on debt)
– Suspension of preferred dividends
– Common dividends and incentive fee payments suspended